Exhibit 10.8

REDEMPTION AGREEMENT

THIS REDEMPTION AGREEMENT (the “Agreement”) is made as of the 14th day of May, 2004, by and between LD HOLDINGS, INC., a Delaware corporation (“LDH”) and LAZY DAYS R.V. CENTER, INC., a Florida corporation and wholly owned subsidiary of LDH (“Lazy Days”, and together with LDH, collectively referred to herein as the “Companies”).  All capitalized terms used but not otherwise defined herein shall have the meaning set forth for such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, on April 27, 2004, the Companies, RV Acquisition Inc., a Delaware corporation (the “Buyer”), the Employee Stock Ownership Plan and Trust for the Employees of Lazy Days (the “ESOP”), the other stockholders of LDH (other than the ESOP) listed on the signature pages to the Purchase Agreement (each a “Seller” and collectively, the “Sellers”) and Oakridge Consulting, Inc., solely as agent for the Sellers, entered into that certain Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Buyer has agreed to purchase from the ESOP and the Sellers all of their respective shares of capital stock of LDH (other than the Sellers Contributed Shares and the Wallace Contributed Shares) (the “Transaction”); and

WHEREAS, as of the date hereof, Lazy Days owns beneficially and of record 13,993.8552 shares of Class A Common Stock, $0.01 par value per share, of LDH and 154.1804 shares of Class C Common Stock, $0.01 par value per share, of LDH (collectively referred to herein as the “Redeemed Shares”); and

WHEREAS, in connection with the Transaction, LDH desires to purchase and redeem, and Lazy Days desires to sell and surrender for redemption, the Redeemed Shares.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Redemption of Shares.  Lazy Days hereby sells, assigns, transfers, and delivers to LDH, and LDH hereby purchases and redeems, the Redeemed Shares, free and clear of all claims, liens, encumbrances, security interests, options and rights of third parties whatsoever.

2.                                       Redemption Price.  The redemption price for the Redeemed Shares is one dollar ($1.00) (the “Redemption Price”), the receipt and sufficiency of which is hereby acknowledged.

3.                                       Representations and Warranties of the Parties.  Each party hereto represents and warrants that it has the full right, power and authority to enter into this Agreement and carry out the transactions contemplated hereby.

4.                                       Miscellaneous.

(a)                                  Further Assurances.  Each party will execute and deliver such documents and take such other actions as the other party may reasonably request in order to consummate the transactions contemplated by this Agreement and otherwise accomplish the purposes of this Agreement.

(b)                                 Notices.  Any notice to the parties hereunder shall be in writing and shall be deemed sufficiently given if (i) given by personal delivery, (ii) mailed by U.S. registered or certified mail, postage prepaid, or (iii) sent by overnight air-courier service, in each case addressed to the applicable party at its principal offices.

(c)                                  Governing Law.  This Agreement shall be governed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

(d)                                 Counterparts.  This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)                                  Headings.  Section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LD HOLDINGS, INC., a Delaware corporation

By:	/s/ Charles Thibault
Name:	Charles Thibault
Title:	Chief Financial Officer

LAZY DAYS’ R.V. CENTER, INC., a Florida corporation

By:	/s/ Charles Thibault
Name:	Charles Thibault
Title:	Chief Financial Officer

[Signature Page to Redemption Agreement]